Fees Summary	Mar. 01, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 176,000,000.00
Previously Paid Amount	24,236.56
Total Fee Amount	24,305.61
Total Offset Amount	0.00
Net Fee	$ 69.05